                                                                     Exhibit 4.1


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT - ......................Custodian......................
                                                    (Cust)
(Minor)
                                under Uniform Gifts to Minors
Act........................................................
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





SIGNATURE(S) GUARANTEED:
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

 KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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A

COMMON STOCK
PAR VALUE $.01 EACH

COMMON STOCK
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

CUSIP 007865 10 8

See reverse for certain definitions


THIS CERTIFIES THAT
IS THE OWNER OF
FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Aeropostale, Inc. transferable upon the books of the corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the certificate of incorporation and amendments thereof and by-laws of the corporation. This certificate is not valid until countersigned by the transfer agent and registered by the registrar.

     In Witness Whereof, Aeropostale, Inc. has caused its facsimile corporate seal to be hereunto affixed and this certificate to be signed by the facsimile signatures of its duly authorized officers. Dated:

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)

Transfer Agent and Registrar
By



Authorized Signature
PRESIDENT, CHIEF OPERATING OFFICER
AND SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER